1 1 Dole Food Company, Inc. Earnings Call and Webcast Second Quarter 2011 July 28, 2011 EXHIBIT 99.2

2 2 Beth Potillo Treasurer

3 3
Forward-Looking Statements
Some of the information presented contains forward-looking
statements that involve a number of risks and uncertainties.
Forward-looking statements, which are based on
management’s current expectations and describe the
company’s future plans, strategies and expectations, are
generally identifiable by the use of terms such as “anticipate,”
“will,” “expect,” “believe,” “shall,” or similar expressions.  The potential risks and uncertainties that could cause the
company’s actual results to differ materially from those
expressed or implied herein include weather-related
phenomena; market responses to industry volume pressures;
product and raw materials supplies and pricing; electrical
power supply and pricing; changes in interest and currency
exchange rates; economic crises; quotas, tariffs and other
governmental actions; and international conflict.

Non-GAAP Financial Measures
EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT before discontinued operations is calculated from net income by adding interest expense and income tax expense, and subtracting income from discontinued operations, net of income taxes, and gain on disposal of discontinued operations, net of income taxes. Adjusted EBITDA is calculated from EBIT before discontinued operations by: (1) adding depreciation and amortization;
(2) adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap which do not have a more than insignificant financing element present at contract inception; (3) adding the net loss or subtracting the net gain on the long-term Japanese yen hedges; (4) adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations; (5) adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments; and (6) subtracting the gain on asset sales. Due to the fact that the long-term Japanese yen hedges had more than an insignificant financing element at inception, the liability is treated similar to a debt instrument and the associated cash flows are classified as a financing activity. As a result, both the realized and unrealized gains and losses from these hedges are subtracted from or added back to EBIT before discontinued operations when calculating Adjusted EBITDA.
Comparable Income (loss) from continuing operations is calculated from income (loss) from continuing operations by adding charges for restructuring and long-term receivables, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap, net of income taxes, adding the net loss or subtracting the net gain on the long-term Japanese yen hedges, net of income taxes,  adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes, and subtracting gain on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash and cash equivalents.
EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and are not a substitute for net income attributable to
Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT before discontinued operations, Adjusted EBITDA and Comparable Income
(loss) from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included these three measures herein because management believes that they are useful performance measures for Dole and are frequently used by securities analysts, investors and others in the evaluation of Dole.

5 5 David A. DeLorenzo Chief Executive Officer

($ millions)
Packaged foods
Fresh vegetables
Fresh fruit
Note:  Graph does not include Corporate
Q2 Results
126
83
12
32
30
8
$0
$25
$50
$75
$100
$125
$150
$175
2011 2010
$153
$113
Q2 Adjusted EBITDA increased $40 million (   36%)
Fresh fruit increased $43 million ( 52%)
- Improved global banana markets, increased volumes in North America and Asia
- Lower shipping and distribution costs in Europe resulting from 2010 restructuring activity
- Higher fruit costs worldwide and higher shipping costs in North America and Asia
Vegetables decreased $4 million
- Higher product costs in fresh-packed vegetables
- Price improvements in berries and celery more than offset by weak iceberg lettuce prices
- Increased promotional spending ($3 million) in packaged salads; packaging cost increases more than offset by other cost savings and price increases
Packaged foods increased $2 million
- Higher pricing, partially offset by higher product costs and unfavorable FX movement in Thailand and the
Philippines

Fresh Fruit: 2Q11 Review
Latin America
– Severe weather conditions throughout Latin America continued to impact supply, causing an increase in third-party fruit prices
Europe
– Reduced 2011 banana volumes (   23% for the first half)
– Lower shipping and distribution costs, partially offset by higher fruit and packaging costs
North America
– Volumes up slightly for first half
– Higher fruit, packaging and shipping costs
Asia
– Demand in Asia and Middle East strong
– YTD volumes up 3%, prices up 9%
Revenue increased 12%
Adjusted EBITDA increased $43 million, or 52%
Restructuring on track:
Q2 cost savings of $8 million

Fresh Vegetables: 2Q11 Review
Fresh-packed vegetables
- Higher product costs
- Improved prices in berries and celery were more than
offset by weak iceberg lettuce prices
Packaged salads
- $3 million higher marketing costs associated with
coupon promotion
- Increased retail volumes by 6.9%

Revenue increased 4%
EBITDA declined to $8 million

Packaged Foods: 2Q11 Review

FRUIT BOWLS in 100% juice
driving category revenue growth
-
Unit & dollar market shares
are up
-
Dole YTD $ sales up over 6.6%
-
Category growth of 1%
More new products introduced
in Q3
Revenue increased 9%
Adjusted EBITDA increased $2 million to $32 million
U.S. Dollar Market Shares
Product 2011* 2010*
Canned
pineapple
59.5%    #1 58.7%
Canned
pineapple juice
57.3%   #1 58.0%
Fruit Bowls 49.3%   #1 44.8%
*Source: IRI Syndicated Data Total US for  the second quarter ended June 18, 2011 and June 19, 2010
Successful new product
introductions
Higher prices partially offset
by higher product costs

New! Fruit Smoothie Shakers

Introducing Dole Fruit Smoothie Shakers:
- The revolutionary new smoothie that makes the perfect smoothie-shop style smoothie without a
blender.
Simply add Juice and shake for about 1 minute.
- Dole Fruit Smoothie Shakers are:
• All-Natural
• Made with Real Fruit and Yogurt with Live & Active Cultures
• Contain No Artificial Ingredients
• Low Fat (2 grams of fat per smoothie)
• Delivers protein, vitamin C, fiber, and vitamin B
Product
- 4 oz. fine cut fruit and yogurt beads in a re-sealable plastic cup
(makes an 11 oz. prepared smoothie)
- Available in 3 varieties:
• Strawberry
• Strawberry Banana
• Mixed Berry

New! Single Serve Frozen Fruit Cups

Introducing Dole Frozen Fruit Cups:
- Dole all natural frozen fruit now available in convenient, single serve cups perfect for snacking anytime/anywhere or use as an easy pre-portioned topping or ingredient
- Each cup:
• Delivers a full serving of fruit
• Is under 45 calories
• contains no added sugar
Product
- Two 3 oz. clear plastic cups in a sleeve
- Available in 3 varieties:
• Sliced Strawberries
• Blueberries
• Pineapple

Summary
Positive momentum of Q1 continued into second quarter,
with first half performance well ahead of plan
- Improved global banana markets
- Continued success of new packaged foods product
introductions
Full year 2011 performance expected to be significantly
better than 2010, despite weaker third quarter

13 13 Joseph S. Tesoriero Chief Financial Officer

Comparable Income from Continuing Ops.

($ millions, except per share data)
See Appendix for definition of non-GAAP measures
The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.
Q2 2011 Q2 2010 2011 2010
Revenues, net 1,915.7 $   1,741.5 $   3,601.8 $   3,347.4 $
Cost of products sold (1,655.2) (1,539.6) (3,134.7) (2,973.1)
Gross Margin 260.5 201.9 467.1 374.3
SMG&A expenses (130.3) (119.8) (255.7) (233.6)
Operating Income 130.2 82.1 211.4 140.7
Other, net 4.8 7.6 9.1 8.3
EBIT before disc. ops. 135.0 89.7 220.5 149.0
Interest expense (34.9) (37.1) (70.3) (78.2)
Earnings before taxes 100.1 52.6 150.2 70.8
Income taxes (13.6) (8.9) (19.0) (12.0)
Comparable Income from cont. ops. $        86.5 $        43.7 $      131.2 $        58.8
$        0.98 $        0.50 $        1.49 $        0.67
Comp. Income from cont. ops. per share
Quarter Ended Half Year Ended

Segment Revenues
Packaged foods
Fresh
vegetables
Fresh fruit
($ millions)
2,540
2,347
525
499
537
501
$0
$1,000
$2,000
$3,000
$4,000
2011 2010
$3,602
$3,347
Half Year Half Year
2 2
nd
Quarter Quarter
$1,916
$1,741
Revenue in all segments increased
Fresh fruit
- Improved global banana markets and higher banana volumes in North
America and Asia
- Higher volumes of Chilean deciduous fruit
Vegetables
- Packaged salads had higher prices, volumes and better mix
- Fresh-packed vegetables had better pricing
Packaged foods
- Higher pricing worldwide
Note: Numbers may not foot due to rounding.
1,365
1,224
279
268
272
249
$0
$500
$1,000
$1,500
$2,000
2011 2010

Segment Adjusted EBITDA
Packaged foods
Fresh
vegetables
Fresh fruit
($ millions)
207
135
24
27
50
64
$0
$50
$100
$150
$200
$250
$300
2011 2010
$198
$259
Half Year Half Year
2 2
nd
Quarter Quarter
126
83
8
12
32
30
$0
$25
$50
$75
$100
$125
$150
$175
2011 2010
$153
$113
Fresh fruit
- Improved global banana markets, increased volumes in North America and Asia
- Lower shipping and distribution costs in Europe resulting from 2010 restructuring activity
- Higher fruit costs worldwide and higher shipping costs in North America and Asia
Vegetables
- Higher product costs in fresh-packed vegetables
- Price improvements in berries and celery more than offset by weak iceberg lettuce prices
- Increased marketing spend ($3 million) in packaged salads; packaging cost increases more than offset by other cost savings and price increases
Packaged foods
- Higher pricing, offset by higher product costs and unfavorable FX movement in Thailand and the Philippines
- Higher marketing investment to support introduction of FRUIT BOWLS in 100% juice

17 17 Q&A

18 18 Appendix

Reconciliation of Net Income to EBIT before Discontinued
Operations and Adjusted EBITDA
($ millions)
June 18, 2011 June 19, 2010 June 18, 2011 June 19, 2010
Net income 83 $               33 $               85 $               56 $
Discontinued operations, net (1)                   -                 (1)                   -
Interest expense 35                  37                  71                  78
Income taxes 14                  9                     19                  12
     EBIT before discontinued operations 131 $             79 $               174 $             146 $
Depreciation and amortization 24                  24                  47                  50
Net unrealized (gain) loss - derivatives 3                     12                  33                  16
Net gain on long-term Japanese yen hedges (5)                   -                 (4)                   -
Foreign currency (gain) loss - vessel obligations -                 -                 2                     (5)
Net unrealized (gain) loss - foreign instruments -                 (1)                   7                     (6)
Gain on asset sales -                 (1)                   -                 (3)
     Adjusted EBITDA 153 $             113 $             259 $             198 $
Quarter Ended Half Year Ended

Adjusted Q2 EBITDA by Segment
($ millions)
Fresh Packaged Corporate/
Fresh Fruit Vegetables Foods Other Total
Quarter Ended June 18, 2011
EBIT before disc. ops. 110 $         3 $              26 $            (8) $             131 $
Net unrealized (gain) loss - derivatives                2                -                   1                -                   3
Net gain on long-term Japanese yen hedges               -                  -                  -                  (5)                (5)
Foreign currency (gain) loss - vessel obligations               -                  -                  -                  -                  -
Net unrealized (gain) loss - foreign instruments               -                  -                  -                  -                  -
Gain on asset sales               -
               -                  -                  -                  -
   Sub total            112                 3               27              (13)              129
Depreciation and amortization              14                 5                 5                -                 24
   Adjusted EBITDA 126 $         8 $              32 $            (13) $           153 $
Fresh Packaged Corporate/
Fresh Fruit Vegetables Foods Other Total
Quarter Ended June 19, 2010
EBIT before disc. ops. 68 $           7 $              25 $            (21) $           79 $
Net unrealized (gain) loss - derivatives                1                -                  -                 11               12
Foreign currency (gain) loss - vessel obligations               -                  -                  -                  -                  -
Net unrealized (gain) loss - foreign instruments                1                -                  -                  (2)                (1)
Gain on asset sales               (1)                -                  -                  -                  (1)
   Sub total              69                 7               25              (12)               89
Depreciation and amortization 14              5                 5                 -              24
   Adjusted EBITDA 83 $           12 $            30 $            (12) $           113 $

Adjusted Q2 Half-Year EBITDA by Segment
($ millions)
Fresh Fresh Packaged Corporate/
Fruit Vegetables Foods Other Total
Half Year Ended June 18, 2011
EBIT before disc. ops. 177 $          15 $            38 $            (56) $           174 $
Net unrealized (gain) loss - derivatives                 1                -                   1               31               33
Net gain on long-term Japanese yen hedges                -                  -                  -                  (4)                (4)
Foreign currency (gain) loss - vessel obligations                 2                -                  -                  -                   2
Net unrealized (gain) loss - foreign instruments                -                  -                   1                 6                 7
Gain on asset sales                -                  -                  -                  -                  -
   Sub total              180               15               40              (23)              212
Depreciation and amortization               27                 9               10                 1               47
   Adjusted EBITDA 207 $          24 $            50 $            (22) $           259 $
Fresh Fresh Packaged Corporate/
Fruit Vegetables Foods Other Total
Half Year Ended June 19, 2010
EBIT before disc. ops. 111 $          18 $            54 $            (37) $           146 $
Net unrealized (gain) loss - derivatives                 2                -                  -                 14               16
Foreign currency (gain) loss - vessel obligations                (5)                -                  -                  -                  (5)
Net unrealized (gain) loss - foreign instruments                -                  -                  -                  (6)                (6)
Gain on asset sales                (3)                -                  -                  -                  (3)
   Sub total              105               18               54              (29)              148
Depreciation and amortization               30                 9               10                 1               50
   Adjusted EBITDA 135 $          27 $            64 $            (28) $           198 $

Non-GAAP Financial Measures
COMPARABLE RESULTS (NON-GAAP)
Non-GAAP Financial Measure Reconciliation
Quarter Ended Quarter Ended Half Year Ended Half Year Ended
($ thousands) 18-Jun-11 19-Jun-10 18-Jun-11 19-Jun-10
Net income (loss) 83,033 $          33,472 $          85,078 $          56,234 $
(Income) loss from discontinued operations, net of income taxes
(29)                  (327)                 (231)                 (674)
Gain on disposal of discontinued operations, net of income taxes
(339)                 -                  (339)                 -
Interest expense 34,837             37,138             70,307             78,188
Income taxes 13,518             9,067               18,658             12,242
EBIT           131,020             79,350
173,473           145,990
Depreciation & amortization             24,045             23,755
47,398             50,022
Net unrealized (gain)/loss on derivative instruments
2,281               11,858             32,617             15,637
Net (gain) loss on Japanese yen hedges (4,966)              -                  (4,284)              -
Foreign currency exchange (gain)/loss on vessel obligations
130                  81                   2,539               (5,093)
Gain on asset sales (11)                  (950)                 (11)                  (2,921)
Net unrealized FX (gain)/loss on foreign denominated borrowings
555                  (1,386)              7,447               (5,998)
Sub Total (2,011)              9,603               38,308             1,625
Adjusted EBITDA
153,054 $         112,708 $         259,179 $         197,637 $
After tax adjustments
Net unrealized (gain)/loss on derivative instruments
2,160 $            11,834 $          32,246 $          15,608 $
Net (gain) loss on Japanese yen hedges
(4,966)              (4,284)              -
Foreign currency exchange (gain)/loss on vessel obligations
130                  81                   2,539               (5,093)
Gain on asset sales
(11)                  (815)                 (11)                  (2,710)
Net unrealized FX (gain)/loss on foreign denominated borrowings
544                  (1,328)              7,439               (5,990)
Sub Total (2,143)              9,773               37,929             1,815
Charges for restructuring and long-term receivables 5,947               761                  8,702               1,370
Total 3,804 $            10,534 $          46,631 $          3,185 $
Comparable income from continuing operations 86,469 $          43,679 $          131,139 $         58,745 $
Comparable net income attributable to Dole Food Company Inc. 85,570 $          42,855 $          129,437 $         57,659 $
Earnings per share - Diluted:
Comparable income from continuing operations 0.98 $              0.50 $              1.49 $              0.67 $
Comparable net income attributable to Dole Food Company Inc. 0.97 $              0.49 $              1.47 $              0.66 $

Statements of Operations
June 18, 2011 June 19, 2010 June 18, 2011 June 19, 2010
Revenues, net 1,915,725 $      1,741,522 $     3,601,829 $        3,347,396 $
Cost of products sold (1,657,519)       (1,540,722)       (3,136,862)          (2,974,389)
Gross margin 258,206           200,800           464,967             373,007
Selling, marketing and general and
    administrative expenses (130,233)          (120,490)          (254,963)            (235,080)
Charges for restructuring and long-term
receivables (5,947)              (762)                (8,702)                (1,370)
Gain on asset sales 11                   950                 11                      2,921
Operating income 122,037           80,498             201,313             139,478
Other income (expense), net 4,337               (5,496)             (35,014)              (889)
Interest income 1,166               1,516              2,484                 3,118
Interest expense (34,837)            (37,138)            (70,307)              (78,188)
Income from continuing operations before
   income taxes and equity earnings 92,703             39,380             98,476               63,519
Income taxes (13,518)            (9,067)             (18,658)              (12,242)
Earnings from equity method investments 3,480               2,832              4,690                 4,283
Income from continuing operations 82,665             33,145             84,508               55,560
Income from discontinued operations,
    net of income taxes 29                   327                 231                     674
Gain on disposal of discontinued operations,
   net of income taxes 339                 -                  339                     -
Net income 83,033             33,472             85,078               56,234
Less: Net income attributable to
    noncontrolling interests (1,267)              (1,151)             (2,272)                (1,760)
Net income attributable to
    Dole Food Company, Inc.
81,766 $          32,321 $          82,806               54,474
Quarter Ended Half Year Ended
(In thousands)

Balance Sheets

June 18, 2011 January 1, 2011
ASSETS
Cash and cash equivalents $238,884 $170,147
Restricted cash and deposits 5,994 51,108
Receivables, net of allowances 809,642 751,265
Inventories 790,763 734,966
Prepaid expenses and other assets 65,169 67,909
Deferred income tax assets 40,361 36,810
Assets held-for-sale      133,371      86,050
Total current assets 2,084,184 1,898,255
Investments 96,814 87,914
Property, plant and equipment, net of accumulated depreciation 912,935 943,030
Goodwill 407,247 407,247
Intangible assets, net 699,277 701,081
Other assets, net      208,720      219,463
Total assets $4,409,177 $4,256,990
LIABILITIES AND EQUITY
Accounts payable $562,790 $521,330
Liabilities related to assets held-for-sale 22,098 —
Accrued liabilities 557,177 642,481
Current portion of long-term debt, net 8,013 7,348
Notes payable      28,080      31,922
Total current liabilities 1,178,158 1,203,081
Long-term debt, net 1,545,036 1,564,325
Deferred income tax liabilities 254,095 244,324
Other long-term liabilities 520,915 428,476
Commitments and contingencies
Shareholders’ equity
Preferred stock  — —
Common stock  89 89
Additional paid-in capital 781,227 776,918
Retained earnings 153,889 71,083
Accumulated other comprehensive loss      (48,892)      (55,921)
Equity attributable to shareholders of Dole Food Company, Inc.  886,313 792,169
Equity attributable to noncontrolling interests        24,660        24,615
Total equity      910,973      816,784
Total liabilities and equity $4,409,177 $4,256,990
(In thousands)